SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant     [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                         HANDY HARDWARE WHOLESALE, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)
-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:
-------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:
-------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
-------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:
-------------------------------------------------------------------------------
(5)  Total fee paid:
-------------------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
-------------------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:
-------------------------------------------------------------------------------
     (3)  Filing Party:
-------------------------------------------------------------------------------
     (4)  Date Filed:
-------------------------------------------------------------------------------

                         HANDY HARDWARE WHOLESALE, INC.
                               8300 TEWANTIN DRIVE
                              HOUSTON, TEXAS 77061




Dear Shareholder:

         You are cordially invited to attend the annual meeting of the shareholders of Handy Hardware Wholesale, Inc. (the "Company") which will be held at 7:00 p.m. on Wednesday, May 10, 2000 in the Grand Ballroom Salon C of the HOBBY AIRPORT HILTON HOTEL, 8181 Airport Blvd., Houston, Texas. Information about the business of the meeting is set forth in the formal meeting notice and Proxy Statement on the following pages.

         It is important that your shares be represented at the meeting. Whether or not you plan to attend the meeting in person, we hope that you will vote on the matters to be considered and sign, date and return your proxy in the enclosed envelope by April 30, 2000. You may revoke your proxy at any time prior to its use in the ways explained in the enclosed Proxy Statement, including by attending the meeting and voting in person.

         It is always a pleasure to meet with our shareholders, and we look forward to seeing as many of you as possible at the annual meeting.

                                           Sincerely,


                                           /s/ James D. Tipton
                                           -------------------------------------
                                           James D. Tipton
                                           President and Chief Executive Officer


March 31, 2000

                         HANDY HARDWARE WHOLESALE, INC.
                               8300 TEWANTIN DRIVE
                              HOUSTON, TEXAS 77061



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS




To the Shareholders of
Handy Hardware Wholesale, Inc.:

         The annual meeting of shareholders of Handy Hardware Wholesale, Inc. (the "Company") will be held on Wednesday, May 10, 2000, at 7:00 p.m., in the Grand Ballroom Salon C of the HOBBY AIRPORT HILTON HOTEL, 8181 Airport Blvd., Houston, Texas, for the purpose of considering and acting upon the following:

         1.       The election of four directors of the Company; and

         2. the transaction of such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on March 21, 2000, as the record date for determination of shareholders entitled to notice of and to vote at the meeting or any adjournment thereof.

         All shareholders are cordially invited to attend the meeting. However, in the event you are unable to attend the meeting in person, please sign, date and return the enclosed proxy by April 30, 2000. For your convenience, there is enclosed a return envelope, requiring no postage, for use in returning your proxy. You may revoke your proxy at any time prior to its use in the ways explained in the attached Proxy Statement, including by attending the meeting and voting in person.

                                      By Order of the Board of Directors


                                      /s/ Tina S. Kirbie
                                      ------------------------------------------
                                      Tina S. Kirbie
                                      Secretary

Houston, Texas
March 31, 2000

                         HANDY HARDWARE WHOLESALE, INC.


                                 PROXY STATEMENT
                                       FOR
                   MAY 10, 2000 ANNUAL MEETING OF SHAREHOLDERS



GENERAL INFORMATION

         This Proxy Statement, with the enclosed proxy card, is first being mailed to the shareholders of Handy Hardware Wholesale, Inc. (the "Company" or "Handy Hardware") on or about March 31, 2000, in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the annual meeting of shareholders, which will be held in the Grand Ballroom Salon C of the HOBBY AIRPORT HILTON HOTEL, 8181 Airport Blvd., Houston, Texas at 7:00 p.m. on Wednesday, May 10, 2000, or, at any adjournment thereof. The accompanying Notice of Annual Meeting of Shareholders sets forth the purposes of the annual meeting. A shareholder may revoke a proxy at any time before its exercise by executing a subsequent proxy, personally appearing at the meeting and casting a contrary vote or giving notice of revocation to the Secretary of the Company; provided, however, no such revocation shall be effective until notice of revocation has been received by the Company at or prior to the annual meeting. The shares represented by proxies in the form solicited by the Board of Directors will be voted at the meeting. Where a choice is specified with respect to a matter to be voted upon, the shares represented by the proxy will be voted in accordance with such specification. If no choice is specified, such shares will be voted as stated on the enclosed proxy card.

         The principal executive offices of the Company are located at 8300 Tewantin Drive, Houston, Texas 77061, and its telephone number is (713) 644-1495.

         Only the record holders of the Company's Class A Common Stock, $100.00 par value, are entitled to receive notice of and to vote at the meeting. At the close of business on March 21, 2000 (the "Record Date") the Company had 9,470 shares of Class A Common Stock issued and outstanding, the holders of which are entitled to one vote per share.

         The Annual Report to Shareholders covering the fiscal year ended December 31, 1999 has been mailed along with this Proxy Statement to each shareholder entitled to vote at this Annual Meeting.

         The  cost  of  soliciting   proxies  will  be  borne  by  the  Company.
Solicitation of proxies will be primarily by mail. Following the original mailing of the proxy soliciting material, regular employees, officers or directors of the Company may also solicit proxies by telephone, telecopier, telegraph or in person.

ELECTION OF DIRECTORS

         The following four persons have been nominated for election at the 2000 annual meeting as members of the Board of Directors:

                                                   IF ELECTED, TERM AS
       NOMINEE                                     DIRECTOR WILL EXPIRE

    James D. Tipton                                        2001
    Virgil H. Cox                                          2003
    Leroy Welborn                                          2003
    Ben J. Jones                                           2003

         Each of these nominees, other than Ben J. Jones, is currently a director of the Company. Robert L. Eilers whose term expires in 2000 has chosen not to seek reelection as director, which decision is not based on any disagreement with the Company. For further information on the nominees, see "Directors and Executive Officers" herein.

         The Board of Directors has ten members. The Bylaws of the Company provide that each year the shareholders of the Company shall elect three of the ten members of the Board of Directors for three-year terms. One member of the Board of Directors, who shall also serve as the President of the Company, is elected for a one-year term, and need not be a shareholder of the Company. The other directors must be shareholders. To be elected, a nominee must receive a majority of the votes cast for his position. Unless a shareholder otherwise specifies therein, each proxy will be voted in favor of the nominees for directors listed. In case any nominee shall for any reason become unavailable or unable to serve as a director, unless a contrary choice is indicated, all proxies will be voted for the election of such person as the individuals named in the enclosed proxy deem appropriate. Management is not aware of any circumstances likely to cause any of the nominees to become unavailable for election as a director.

          THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION AS DIRECTORS OF VIRGIL H. COX, LEROY WELBORN, BEN J. JONES AND JAMES D. TIPTON.

DIRECTORS AND EXECUTIVE OFFICERS

Directors and Director Nominees

         The following table sets forth certain information relating to the current directors of the Company, the director nominees and their periods of service. Messrs. Tipton, Cox and Welborn who are currently directors, are nominees for reelection as directors.

                                                                              DIRECTOR          TERM AS DIRECTOR
NAME                                  AGE             POSITION                  SINCE              WILL EXPIRE
----                                  ---            ----------               -------              -----------
Weldon D. Bailey                      51              Director                  1974                  2001
Norman J. Bering, II                  50              Director                  1976                  2002
Susie Bracht-Black                    44              Director                  1993                  2002
Virgil H. Cox                         42              Chairman                  1991                  2000
Samuel J. Dyson                       44              Director                  1995                  2001
Robert L. Eilers                      72              Director                  1982                  2000
Ben J. Jones                          54              Nominee                   --                   2003
Richard A. Lubke                      56              Director                  1998                  2002
Jimmy T. Pate                         52              Director                  1998                  2001
James D. Tipton                       75              Director                  1980                  2000
Leroy Welborn                         64              Director                  1994                  2000

         Each of the director nominees and the current directors whose terms of office will continue after the annual meeting of shareholders, other than Mr. Tipton, is an executive officer, director and/or shareholder of a Member-Dealer firm engaged in the retail hardware business, as summarized in the following table:


    NAME                            MEMBER-DEALER                        LOCATION                   EMPLOYED SINCE
    ----                            -------------                        --------                   --------------
Weldon D. Bailey            Jot-Em-Down Store (J.E.D.S.), Inc.          Houston, Texas                    1969
Norman J. Bering, II        Bering Home Center, Inc.                    Houston, Texas                    1972
Susie Bracht-Black          Bracht Lumber Company, Inc.                 Rockport, Texas                   1971
Virgil H. Cox               Cox Hardware, Inc.                          Houston, Texas                    1985
Samuel J. Dyson             M&D Supply, Inc.                            Beaumont, Texas                   1979
Robert L. Eilers            Borderland Hardware of Mercedes, Inc.       Mercedes, Texas                   1969
Ben J. Jones                Ben Jones Hardware                          Refugio, Texas                    1971
Richard A. Lubke            Handyman Hardware, Inc.                     Haltom City, Texas                1986
Jimmy T. Pate               Pate's Hardware, Inc.                       Comanche, Texas                   1988
Leroy Welborn               Leroy Welborn Inc.                          Tulsa, Oklahoma                   1977

Executive Officers

         The following table sets forth certain information relating to the annually appointed executive officers of the Company and their periods of service:

                                                                                                EXECUTIVE OFFICER
     NAME                         AGE                OFFICE                                          SINCE
     ----                         ---                ------                                     -----------------
James D. Tipton                    75     President, Chief Executive Officer                          1980
Tina S. Kirbie                     52     Senior Vice President of Finance                            1981
                                          Secretary and Treasurer
Daniel H. King                     45     Vice President of Merchandising                             1991
Duwayne R. Maurer                  51     Vice President of Management Information                    1995
                                          Systems Operations
David W. Washburn                  58     Vice President of Warehouse Delivery                        1995
                                          Operations


MEETINGS, COMMITTEES, AND COMPENSATION OF THE BOARD OF DIRECTORS

         MEETINGS. During the Company's fiscal year ended December 31, 1999, the board of directors of the Company held five meetings. Each director attended at least 80% percent of the board meetings and meetings of committees of which he is a member, with all but one director attending 100% of all such meetings.

         COMMITTEES. The Company has a standing Nominating Committee, consisting of both directors and non-director Member-Dealer representatives, charged with the responsibility of selecting four nominees for director each year, one of whom will also serve as President, to be presented at the annual shareholders' meeting of the Company. The 2000 Nominating Committee is composed of Weldon D. Bailey (Chairman), Virgil H. Cox (nonvoting ex-officio member), Susie Bracht-Black, Rick Alspaugh and John Werner. The Nominating Committee generally meets in February of each year, and held one meeting during the year ended December 31, 1999. The Nominating Committee will consider the names of potential nominees for director submitted in writing by a shareholder of the Company. See "Shareholder Proposals for 2001 Annual Meeting."

         In May 1993 the board of directors created a standing Compensation Committee consisting only of directors, charged with setting the criteria used to determine Mr. Tipton's compensation and making a recommendation to the board of directors as a whole for its approval. The Compensation Committee is composed of Virgil Cox, Norman Bering and Samuel Jeff Dyson. The Compensation Committee held one meeting during the year ended December 31, 1999.

         The Company has no standing audit committee, such functions being performed by the board of directors as a whole.



          COMPENSATION. Each director is paid $750 per meeting attended and $100 per committee meeting attended.

         COMPLIANCE WITH SECTION 16 OF THE EXCHANGE ACT. Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of common stock of the Company. Officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on a review of the copies of Forms 3, 4 and 5 furnished to the Company during the fiscal year beginning
January 1, 1999, and ending December 31, 1999, if any, the Company's officers, directors and greater than 10% beneficial owners complied with all Section 16(a) filing requirements.

SUMMARY COMPENSATION TABLE

         The following table sets forth certain summary information regarding compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer and Senior Vice President of Finance for the fiscal years ended December 31, 1997, 1998 and 1999. No other executive officer of the Company earned more than $100,000 for fiscal year 1999.

                                                                                                                  ALL OTHER
                                                                 ANNUAL COMPENSATION                           COMPENSATION
                                                                 -------------------                           ------------
NAME AND PRINCIPAL POSITION             YEAR                      SALARY                     BONUS
---------------------------             ----                      ------                     -----
James D. Tipton,
Chief Executive Officer                 1999                  $ 240,000(1)                 $ 175,000             $ 26,175(2)
                                        1998                  $ 240,000(1)                 $ 150,000             $ 20,702(2)
                                        1997                  $ 240,000(1)                 $ 130,000             $ 25,943(2)

Tina S. Kirbie,
Senior Vice President of Finance        1999                  $  70,475                    $  50,000             $ 15,960(3)
                                        1998                  $  67,131                    $  45,000             $ 10,695(3)
                                        1997                  $  64,067                    $  41,000             $ 14,016(3)

----------------------------
         1 In addition $3,750 was paid in 1999, $3,750 was paid in 1998 and $3,450 in 1997 as compensation for services as a director.

         2 Includes contributions by the Company on behalf of Mr. Tipton to the Company's Employee Profit Sharing and Savings Plan, totaling $20,005, $14,532 and $20,170 for the years ended December 31, 1999, 1998 and 1997 respectively. Each of these totals also includes cash investments by the Company in public mutual funds for Mr. Tipton's benefit upon retirement, amounting to $6,170 for the years ended December 31, 1999 and 1998 and $5,773 for the year ended December 31, 1997.

         3 Includes contributions by the Company on behalf of Ms. Kirbie to the Company's Employees Profit Sharing and Savings Plan, totaling $15,960, $10,695 and $14,016 for the years ended December 31, 1999, 1998 and 1997 respectively.


EMPLOYMENT CONTRACT WITH CHIEF EXECUTIVE OFFICER

         The Company entered into an employment contract with Mr. Tipton in 1980 when he joined the Company. Under the most recent amendment thereto, effective December 1998, Mr. Tipton will serve in an executive capacity with the Company through December 31, 2000. The employment contract provides for an annual base compensation, including retirement and insurance benefits, of $250,012 for the years 1996 through 2000. No other executive officer has an employment agreement with the Company.

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

Chief Executive Officer

         The compensation of the Company's Chief Executive Officer, Mr. Tipton, is established by the Company's board of directors as a whole, following recommendations from the Compensation Committee. Mr. Tipton's compensation consists principally of salary and an annual bonus. Because of the nature of the Company's securities and the absence of any public market for these securities, the Company has no stock option or other stock incentive plans.

         Currently, Mr. Tipton's salary is established in advance at approximately a one-year interval, and is reflected in periodic amendments to his employment agreement with the Company (in place since he joined the Company in 1980). See "Employment Contract With Chief Executive Officer" above. In 1995, the Compensation Committee recommended, and the Board approved, an extension to Mr. Tipton's employment agreement providing for increases in his previously approved salary level of $225,000 in 1995 to $250,012, which agreement has been continually renewed at this salary level and remains effective through the year 2000. Mr. Tipton's bonus is paid in December each year, based on a recommendation from the Compensation Committee.

         The Compensation Committee believes that the best measure of the Company's success and of Mr. Tipton's performance is the growth in its sales and number of Member-Dealers, because these are direct indicators of the degree to which the Company is fulfilling its Member-Dealers' expectations of providing goods to them at the lowest possible price. Accordingly, in making its recommendations as to Mr. Tipton's salary and bonus, the Compensation Committee principally considers the growth in the Company's sales and in the number of its Member-Dealers. The Compensation Committee's consideration of these factors is subjective in character, without utilization of a formula or strict numerical criteria. Performance factors considered in the typical public company, such as growth in earnings and earnings per share, stock price performance and return on equity, are not relevant to a hardware cooperative such as the Company because the Company's shareholders invest in the Company to obtain access to the services it provides, not in expectation of a return on their investment.

         The Compensation Committee may also recommend increases in Mr. Tipton's compensation if it believes his compensation is less than that paid to chief executive officers of companies with comparable sales revenues. The Compensation Committee has not created any particular group of companies for comparison purposes, or otherwise engaged in a systematic review of executive compensation at comparable companies. Instead, the Committee derives information on executive compensation at other companies in an unstructured manner, principally from trade journals and business publications.

         The Compensation Committee's recommendations regarding Mr. Tipton's salary in 1997, 1998 and 1999 and its decision to pay him a bonus of $175,000 for 1999, were based principally on the following factors:

    o The Company's sales have increased substantially in recent years, from $128,112,754 in 1997 to $146,009,972 in 1998 and to $158,066,302 in
          1999.

    o The number of Member-Dealers of the Company continues to increase, from 977 in 1997 and 1,024 in 1998 to 1,046 in 1999.

    o The Committee determined that Mr. Tipton's compensation may be somewhat less than compensation of chief executive officers of companies with comparable sales revenues.

Other Executive Officers

         Compensation for other executive officers of the Company is normally determined by the board of directors based upon recommendations made by the Chief Executive Officer. These recommendations are generally based upon Mr. Tipton's subjective assessment of individual job performance and an attempt to achieve longevity among the Company's executives. Unlike the Chief Executive Officer's compensation, compensation to other executive officers is not based upon the Company's performance in increasing sales and the number of Member-Dealers. The compensation of the other executive officers has increased steadily but moderately in recent years. Only one executive officer received salary and bonus in 1999 in excess of $100,000.

                                               COMPENSATION COMMITTEE

                                               NORMAN J. BERING, II
                                               VIRGIL H. COX
                                               SAMUEL JEFF DYSON

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         No shareholder is the beneficial owner of more than five percent of any class of the Company's voting securities.

         The following table shows as of February 29, 2000, the number of shares of Class A Common Stock, Class B Common Stock and Preferred Stock beneficially owned by each of the directors, nominees for director, and all executive officers and directors as a group.

                                                  AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP(1)
                                -----------------------------------------------------------------------------
                                      CLASS A                    CLASS B                       PREFERRED
                                   COMMON  STOCK               COMMON  STOCK                      STOCK
                                --------------------        ---------------------       ---------------------
                                Number       Percent        Number        Percent       Number    Percent
          Name of                 of           of             of            of            of        of
     Beneficial Owner           Shares        Class         Shares         Class        Shares     Class
     ----------------           ------        -----         ------         -----        ------     -----
NORMAN J. BERING, II              10           0.1%           941           1.6%         1,004      1.6%
WELDON D. BAILEY                  10           0.1%           479           0.8%           497      0.8%
SUSIE BRACHT-BLACK                10           0.1%           668           1.1%           683      1.1%
Virgil H. Cox                     10           0.1%           457           0.8%           457      0.7%
ROBERT L. EILERS                  10           0.1%           265           0.4%           265      0.4%
BEN J. JONES                      10           0.1%            70           0.1%            70      0.1%
LEROY WELBORN                     10           0.1%           140           0.2%           140      0.2%
SAMUEL J. DYSON                   10           0.1%           448           0.7%           448      0.7%
RICHARD A. LUBKE                  10           0.1%           900           1.5%           980      1.6%
JIMMY T. PATE                     10           0.1%           400           0.7%           420      0.7%
JAMES D. TIPTON                   --            --             --            --             --       --
ALL DIRECTORS, NOMINEES
AND EXECUTIVE OFFICERS AS
A GROUP (14 PERSONS)(2)          100           1.0%         4,768           8.0%         4,964      8.0%



------------------------------
(1) All share figures are rounded up to the nearest whole share. All percentages are rounded to the nearest tenth of a percent. Columns may not total due to rounding. Shares shown as beneficially owned by the directors are owned of record by Member-Delaer corporations affiilated with the director. In some cases, the directors share voting and investment powers with other members of management of such corporations.
(2) None of the Company's executive officers, including Mr. Tipton, own any shares in the Company.

          The Company is not aware of any contractual arrangements, the operation of which may at a subsequent date result in a change in control of the Company. No change of control in the Company occurred in 1999.

PERFORMANCE GRAPH

         Under rules adopted by the SEC in 1992, each publicly owned company is required to provide in its proxy statement a line graph comparing, for the previous five years, the cumulative total return on its common stock with the cumulative total return of a broad equity market index and an industry index or peer group. The Company cannot provide this graph because there is no meaningful information with respect to cumulative return on any class of the Company's capital stock. The Company's shareholders invest in the Company to obtain access to the services provided by the Company, not in expectation of a return on their investment in the Company's capital stock. The Company's Class A Common Stock, Class B Common Stock and Preferred Stock are issued only to Member-Dealers, and to the Company's knowledge, are currently owned only by Member-Dealers and former Member-Dealers. Each share of the Company's capital stock is issued for a price of $100, and, if repurchased by the Company, is repurchased at a price of $100. No class of the Company's capital stock is listed on an exchange or traded in any other public trading market. The Company is not aware of any sales or other trades of any shares of the Company's capital stock, other than the repurchases by the Company for the same $100 originally paid.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Each of the directors whose term of office will continue after the annual meeting of the shareholders and each nominee for director of the Company (other than Mr. Tipton) is affiliated with at least one company that is a Member-Dealer and a shareholder of the Company. Those Member-Dealers made purchases from the Company of merchandise in 1999. Purchases made by such companies have been and will continue to be made in the ordinary course of business and treated by the Company in exactly the same manner as purchases by other parties. The chart below lists the name of each director whose term of office will continue after the annual meeting of the shareholders and each nominee for director and the purchases from the Company during 1999 by the Member-Dealer(s) with which the director is affiliated. For information regarding the relationship between each director and the Member-Dealer(s), as well as the name(s) of the Member-Dealer(s), see "Directors and Executive Officers" above.


NAME OF DIRECTOR                        PURCHASES DURING 1999
----------------                        ---------------------
Weldon D. Bailey                             $1,194,818
Norman J. Bering, II                          1,895,052
Susie Bracht-Black                            3,776,345
Virgil H. Cox                                   903,915
Samuel J. Dyson                               1,205,511
Ben J. Jones                                    557,920
Richard A. Lubke                              2,421,112
Jimmy T. Pate                                 1,014,220
Leroy Welborn                                   484,673


INDEPENDENT PUBLIC ACCOUNTANTS

          The Board of Directors appointed Clyde D. Thomas & Co., as independent public accountants of the Company for the fiscal year ended December 31, 1999. Clyde D. Thomas & Co. (formerly Longenecker, Thomas & Co.) has served as independent public accountants of the Company for a number of years. It is anticipated that this firm will be reappointed for the fiscal year ended December 31, 2000 at the annual meeting of directors following the annual meeting of shareholders. Such appointment does not require ratification or other action by the Company's shareholders. Representatives of Clyde D. Thomas & Co. are not expected to be present at the meeting.

OTHER BUSINESS

         The Board of Directors does not know of any other business to be presented at the annual meeting of shareholders. If any other matter properly comes before the meeting, however, the enclosed proxy card confers upon the persons entitled to vote the shares represented by such proxy discretionary authority to vote the same on behalf of the shareholders they represent in accordance with their best judgment.

SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

         It is anticipated that the 2001 annual meeting of shareholders of the Company will be held on May 9, 2001. Any proposal to be presented by a shareholder at the Company's 2001 annual meeting of shareholders must be received in writing by the Company at its principal executive offices (8300 Tewantin Drive, Houston, Texas 77061) not later than December 3, 2000, so that it may be considered by the Company for inclusion in its proxy statement and form of proxy relating to that meeting.

                                       By Order of the Board of Directors


                                       /s/ Tina S. Kirbie
                                       -----------------------------------------
                                       Tina S. Kirbie
                                       Secretary

Houston, Texas
March 31, 2000

                                      PROXY

                         HANDY HARDWARE WHOLESALE, INC.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                                 ON MAY 10, 2000

         The undersigned hereby appoints Virgil H. Cox and James D. Tipton or either of them, each with full power of substitution, attorneys and proxies of the undersigned to vote as designated below all shares of Class A Common Stock, $100.00 par value, of Handy Hardware Wholesale, Inc. (the "Company"), which the undersigned is entitled to vote at the annual meeting of shareholders to be held Wednesday, May 10, 2000 in the Grand Ballroom Salon C of the HOBBY AIRPORT HILTON HOTEL, Houston, Texas at 7:00 p.m., Houston time, or at any adjournment thereof:

    (1) ELECTION OF DIRECTORS - The undersigned hereby directs said proxies to vote:

          [  ]      FOR the election (except as indicated below) as directors of
                    Virgil  H. Cox,  Leroy  Welborn,  Ben J.  Jones and James D.
                    Tipton  for the  respective  terms  set  forth in the  Proxy
                    Statement.

                    Instruction:   To  withhold   authority   to  vote  for  any
                    individual nominee, write that nominee's name on the line provided below:

                    ------------------------------------------------------------

          [  ]      WITHHOLD authority to vote for all nominees listed above.

    (2) OTHER MATTERS - The undersigned hereby directs the proxies to vote in their discretion on such other matters as may come before the meeting.

                       [ ]       YES                       [  ]      NO

         THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREON. IF NO CONTRARY SPECIFICATION IS MADE, IT WILL BE VOTED FOR THE ELECTION OF THE FOUR NAMED DIRECTOR NOMINEES AND THE PROXIES WILL VOTE IN THEIR DISCRETION ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

         Receipt of the Company's Notice of Annual Meeting and Proxy Statement dated March 31, 2000 is acknowledged.

NAME OF SHAREHOLDER                       PLEASE SIGN BELOW EXACTLY AS YOUR NAME
                                          APPEARS ON THE ATTACHED LABEL

                                          --------------------------------------

                                          By:
                                             -----------------------------------
                                             (Signature of OFFICER, OWNER)

                                          Title:
                                                --------------------------------

                                          Dated:
                                                --------------------------------

Please return the proxy in the enclosed envelope, which requires no postage if mailed in the United States, by April 28, 2000.

NUMBER OF PEOPLE WHO PLAN TO ATTEND THE MEETING AND HOSPITALITY             [  ]
CANNOT ATTEND MEETING                                                       [  ]